Exhibit 10.6

NINTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4

THIS NINTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of January 17, 2019, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated as of March 31, 2016, that certain Fifth Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 22, 2016, that certain Sixth Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 14, 2016, that certain Seventh Amendment to Amended and Restated Lease Agreement No. 4, dated as of May 3, 2017, and that certain Eighth Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 28. 2017 (as so amended, the “Lease”);

WHEREAS, Landlord and Tenant wish to remove the Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) related to the Travel Centers identified on Schedule 1 attached hereto and made a part hereof (collectively, the “Removed Properties”) from the Lease;

WHEREAS, Landlord and Tenant wish to add certain land and improvements comprising the travel centers identified on described on Schedule 2 attached hereto and made a part hereof (collectively, the “Additional Properties”) to the Lease;

WHEREAS, in addition to amending the Lease to remove the Removed Properties from the Lease and to add the Additional Properties to the Lease, Landlord and Tenant  wish to amend the Lease in certain other respects; and

WHEREAS, Guarantor is executing this Amendment solely to confirm the continuation of the Guaranty with respect to the Lease (as amended by this Amendment);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Removed Properties.  The Leased Property shall exclude the Removed Properties, but notwithstanding the foregoing, Tenant shall retain all of its obligations with respect to the

Removed Properties which are attributable to events occurring on or prior to the date hereof or which are addressed pursuant to Section 9.5 of the Lease (as if all of the Removed Properties remained Properties for the remainder of the Term).  In furtherance of the foregoing, however, Tenant shall have no obligation to comply with Section 5.3 of the Lease solely with respect to the Removed Properties.

2.             Base Gross Revenues.  The defined term “Base Gross Revenues” set forth in Section 1.9 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

3.             Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease is deleted in its entirety and replaced with the following:

“Base Year”  shall mean, with respect to each Property, the calendar year identified as the Initial Base Year on Exhibit A for such Property (the “Initial Base Year”) and/or the 2019 calendar year (the “2019 Base Year”), as applicable.

4.             Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Additional Properties, the date of this Amendment.

5.             Excess Gross Revenues.  The defined term “Excess Gross Revenues” set forth in Section 1.34 of the Lease is deleted in its entirety and replaced with the following: “Intentionally deleted.”

6.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Fifty Million Thirty-Three Thousand Nine Hundred Seventy-Six and 00/100ths Dollars ($50,033,976.00), subject to adjustment as provided in Section 3.1.1(b).

7.             Fixed Term.

(a)           Section 2.3 of the Lease is amended to delete the first sentence therefrom in its entirety and to replace it with the following:

The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on December 31, 2033.

(b)           Section 2.3 of the Lease is also amended to delete the parenthetical “(but not later than December 31, 2027)” from the first sentence of the second paragraph thereof.

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8.             Extended Terms.  Section 2.4 of the Lease is amended to delete the second paragraph therefrom in its entirety and to replace it with the following:

If and to the extent Tenant shall exercise the foregoing options to extend the Term, the first Extended Term shall commence on January 1, 2034 and expire on December 31, 2048 and the second Extended Term shall commence on January 1, January 1, 2049 and expire on December 31, 2063.  All of the terms, covenants and provisions of this Agreement shall apply to each Extended Term, except that (x) the Minimum Rent payable during such Extended Term shall be the greater of the Prior Rent and the Fair Market Value Rent for the Leased Property (such Fair Market Value Rent to be determined by agreement of the parties or, absent agreement, by an appraiser designated by Landlord) (taking into account that the Initial Base Year and the 2019 Base Year, as applicable, shall remain unchanged) and (y) Tenant shall have no right to extend the Term beyond December 31, 2063.  For purposes of this Section 2.4, “Prior Rent” shall mean an amount equal to the per annum Minimum Rent in effect on the last day of the Fixed Term or Extended Term immediately preceding such Extended Term.  If Tenant shall elect to exercise the option to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice thereof not later than December 31, 2032, and if Tenant shall elect to exercise its option to extend the Term for the second Extended Term after having elected to extend the Term for the first Extended Term, it shall do so by giving Landlord Notice not later than December 31, 2047, it being understood and agreed that time shall be of the essence with respect to the giving of any such Notice.  If Tenant shall fail to give any such Notice, this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term as applicable and Tenant shall have no further option to extend the Term of this Agreement.  If Tenant shall give such Notice, the extension of this Agreement shall be automatically effected without the execution of any additional documents; it being understood and agreed, however, that Tenant and Landlord shall execute such documents and agreements as either party shall reasonably require to evidence the same.  Notwithstanding the provisions of the foregoing sentence, if, subsequent to the giving of such Notice, an Event of Default shall occur, at Landlord’s option, the extension of this Agreement shall cease to take effect and this Agreement shall automatically terminate at the end of the Fixed Term or the first Extended Term, as applicable, and Tenant shall have no further option to extend the Term of this Agreement.

9.             Additional Rent.  Section 3.1.2(a) of the Lease is amended by deleting the first sentence therefrom in its entirety and replacing it with the following:

Tenant shall pay additional rent (“Additional Rent”) with respect to each Lease Year (or portion thereof) during the Term subsequent to the Initial Base Year, with respect to each Property, in an amount equal to three percent (3%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the Initial Base Year (or the equivalent portion thereof).  In addition, Tenant shall pay Additional Rent with respect to each Lease Year (or portion thereof) during the Term subsequent to the

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2019 Base Year, with respect to each Property, in an amount equal to one-half percent (0.5%) of the amount by which Gross Revenues at such Property during such Lease Year exceed Gross Revenues at such Property during the 2019 Base Year (or the equivalent portion thereof).  For the avoidance of doubt, the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the Initial Base Year and the payment of Additional Rent based on Gross Revenues in excess of Gross Revenues for the 2019 Base Year are separate and independent obligations.

10.          Deferred Rent.  Section 3.1.3(f) of the Lease is deleted in its entirety and replaced with the following:

Deferred Rent.  Commencing on April 1, 2019 through January 31, 2023, Tenant shall pay to Landlord, the total amount of Twelve Million Nine Hundred Sixty Thousand Eight Hundred Sixty-Seven and 00/100ths Dollars ($12,960,867.00) in sixteen (16) equal quarterly installments of Eight Hundred Ten Thousand Fifty-Four and 00/100ths Dollars ($810,054.00) on the first Business Day of each calendar quarter during such period.

11.          Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-40” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-42” attached hereto, (b) deleting the legal descriptions for the Removed Properties from Exhibits A-10, A-23, A-39 and A-40 to the Lease and replacing them with “Intentionally deleted”, and (c) adding Exhibits A-41 and A-42 attached to this Amendment to the end of Exhibit A to the Lease.

12.          Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and remains in full force and effect.

13.          Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Ninth Amendment to Amended and Restated Lease Agreement No. 4]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

GUARANTORS:

TRAVELCENTERS OF AMERICA LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Joinder Page to Ninth Amendment to Amended and Restated Lease Agreement No. 4]

SCHEDULE 1

REMOVED PROPERTIES

Street Address	City	State	Landlord
10346 S. State Rd. 39	Clayton	IN	HPT TA Properties LLC
715 US 250 East	Ashland	OH	HPT TA Properties Trust
2150-2240 Beltline Blvd.	Columbia	SC	HPT TA Properties Trust
160 State Highway 77	Hillsboro	TX	HPT TA Properties Trust

Schedule 2

SCHEDULE 2

ADDITIONAL PROPERTIES

Street Address	City	State	Landlord
1010 North 339th Avenue	Tonopah	AZ	HPT TA Properties Trust
981 Cassville-White Rd.	Cartersville	GA	HPT TA Properties LLC

Schedule 2

EXHIBITS A-1 through A-42

Land

Exhibit	TA Site No.	Property Address	Initial Base Year
A-1	224	1806 Highway 371 W, Prescott, AR 71857	2015
A-2	41	46155 Dillon Road, Coachella, CA 92236	2015
A-3	346	28991 West Gonzaga Rd., Santa Nella, CA 95322	2015
A-4	148	5101 Quebec Street, Commerce City (Denver East), CO 80022	2015
A-5	22	327 Ruby Road, Willington, CT 06279	2015
A-6	53	556 St. Rt. 44, Wildwood, FL 34785	2015
A-7	45	P.O. Box 592, Madison, GA 30650	2015
A-8	367	5915 Monee Rd., Monee, IL 60449	2015
A-9	43	4510 Broadway, Mt. Vernon, IL 62864	2015
A-10		Intentionally deleted
A-11	220	1600 West US Hwy 20, Porter, IN 46304	2015
A-12	252	2775 US Hwy 75, Lebo (Beto Junction), KS 66856	2015
A-13	28	145 Richwood Road, Walton, KY 41094	2015
A-14	180	1682 Gause Blvd., Slidell, LA 70458	2015
A-15	19	1400 Elkton Road, Elkton, MD 21921	2015
A-16	175	3265 N. Service Road East, Foristell, MO 63348	2015
A-17	193	8033 W. Holling Rd., Alda (Grand Island), NE 68810	2015
A-18	6	2 Simpson Road, Columbia, NJ 07832	2015
A-19	81	2501 University Blvd. NE, Albuquerque, NM 87107	2015
A-20	207	753 Upper Court St., Binghamton, NY 13904	2015
A-21	194	8420 Alleghany Rd., Corfu (Pembroke), NY 14036	2015
A-22	221	153 Wiggins Road, Candler, NC 28715	2015
A-23		Intentionally deleted
A-24	139	12403 US Rt. 35 NW, Jeffersonville, OH 43128	2015
A-25	95	4450 Portage St. NW, North Canton, OH 44720	2015
A-26	152	P.O. Box 171, Sayre, OK 73662	2015
A-27	67	5644 SR 8, Harrisville (Barkeyville), PA 16038	2015
A-28	68	5600 Nittany Valley Drive, Lamar, PA 16848	2015
A-29	179	3014 Paxville Highway, Manning, SC 29102	2015
A-30	245	155 Hwy. 138, Denmark (Jackson), TN 38391	2015
A-31	34	111 N. First Street, Nashville, TN 37213	2015
A-32	150	7751 Bonnie View Road, Dallas (South), TX 75241	2015
A-33	153	1010 Beltway Parkway, Laredo, TX 78045	2015
A-34	232	4817 I-35 North, New Braunfels, TX 78130	2015
A-35	32	RR1, Valley Grove, WV 26060	2015
A-36	188	P.O. Box 400, Ft. Bridger, WY 82933	2015
A-37	242	15874 Eleven Mile Road, Battle Creek, MI 49014	2015
A-38	246	3747 Express Drive, Holbrook, AZ 86025	2015

Exhibits A-1 - A-42

A-39		Intentionally deleted
A-40		Intentionally deleted
A-41	225	1010 North 339th Avenue, Tonopah, AZ 85354	2015
A-42	146	981 Cassville-White Road, Cartersville, GA 30121	2015

[See attached copies.]

Exhibits A-1 - A-42

EXHIBIT A-41

LAND

1010 North 339th Avenue
Tonopah, Arizona

[LEGAL DESCRIPTION ATTACHED]

Exhibit A-41

EXHIBIT A-41

TA Tonopah

1010 North 339th Avenue

Tonopah, AZ

PARCEL NO. 1:  (FEE PARCEL)

THE EAST ONE-HALF OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA.

EXCEPT THE SOUTH 15 FEET FOR ROAD PURPOSES.

ALSO EXCEPT THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, WHICH LIES WITHIN THE FOLLOWING DESCRIBED TRACT OF LAND:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 5;

THENCE NORTH 89 DEGREES 58 MINUTES 36 SECONDS WEST ALONG THE NORTH LINE OF SAID SECTION 5, A DISTANCE OF 405.18 FEET;

THENCE SOUTH 54 DEGREES 43 MINUTES 23 SECONDS WEST 154.79 FEET;

THENCE SOUTH 79 DEGREES 39 MINUTES 57 SECONDS WEST 774.31 FEET;

THENCE NORTH 75 DEGREES 01 MINUTES 36 SECONDS WEST 28.56 FEET TO THE WEST LINE OF SAID EAST HALF OF THE NORTHEAST QUARTER;

THENCE SOUTH 00 DEGREES 13 MINUTES 10 SECONDS EAST ALONG SAID WEST LINE A DISTANCE OF 357.72 FEET;

THENCE SOUTH 70 DEGREES 27 MINUTES 10 SECONDS EAST 235.56 FEET;

THENCE SOUTH 47 DEGREES 33 MINUTES 41 SECONDS EAST 563.51 FEET;

THENCE SOUTH 23 DEGREES 11 MINUTES 51 SECONDS EAST 759.29 FEET;

THENCE NORTH 89 DEGREES 48 MINUTES 09 SECONDS EAST 288.55 FEET;

THENCE SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST 300.00 FEET;

Exhibit A-41

THENCE NORTH 89 DEGREES 48 MINUTES 09 SECONDS EAST 100 FEET TO THE EAST LINE OF SAID SECTION 5;

THENCE NORTH 00 DEGREES 11 MINUTES 51 SECONDS WEST ALONG SAID EAST SECTION LINE, A DISTANCE OF 2034.12 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ANY PORTION LYING NORTH OF THE NORTH LINE OF EHRENBERG-PHOENIX HIGHWAY, INTERSTATE ROUTE 10 (I-10).

THE FOREGOING PROPERTY IS ALSO DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

A PORTION OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 1 NORTH, RANGE 5 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 5;

THENCE ALONG THE EAST LINE OF SAID SECTION 5, BEING ALSO THE BASIS OF BEARINGS FOR THIS DESCRIPTION, SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 2034.11 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 594.97 FEET;

THENCE SOUTH 89 DEGREES 53 MINUTES 20 SECONDS WEST, 1322.58 FEET TO AN IRON BAR WITH CAP LS28232;

THENCE NORTH 00 DEGREES 10 MINUTES 43 SECONDS WEST, 2053.33 FEET TO AN IRON BAR WITH CAP LS6975;

THENCE SOUTH 70 DEGREES 27 MINUTES 10 SECONDS EAST, 235.56 FEET (RECORD), TO AN ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 47 DEGREES 32 MINUTES 57 SECONDS EAST, 563.51 FEET MEASURED, SOUTH 47 DEGREES 32 MINUTES 41 SECONDS EAST, 563.51 FEET (RECORD) TO AN ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

THENCE SOUTH 23 DEGREES 12 MINUTES 06 SECONDS EAST, 759.15 FEET MEASURED, SOUTH 23 DEGREES 11 MINUTES 51 SECONDS EAST, 759.29 FEET (RECORD) TO AN IRON BAR WITH CAP LS13177;

THENCE NORTH 89 DEGREES 47 MINUTES 14 SECONDS EAST, 288.49 FEET TO A POINT 100.00 FEET WEST OF THE EAST LINE OF SAID SECTION 5, SAID POINT BEING ALSO 0.36 FEET EAST OF A FOUND ARIZONA HIGHWAY RIGHT-OF-WAY MONUMENT;

Exhibit A-41

THENCE SOUTH 00 DEGREES 11 MINUTES 51 SECONDS EAST, 300.00 FEET TO A P.K. SURVEY NAIL WITH BRASS TAG;

THENCE NORTH 89 DEGREES 49 MINUTES 09 SECONDS EAST, 100.00 FEET TO THE TRUE POINT OF BEGINNING.

LEASEHOLD PARCEL

Parcel containing approximately ten (10) acres known as Land # 01.0-N-05.0-W-05-07-031-1003 NWNESE.

Exhibit A-41

EXHIBIT A-42

LAND

981 Cassville-White Road
Cartersville, GA 30121

[LEGAL DESCRIPTION ATTACHED]

Exhibit A-42

3.146 Cartersville, GA
981 Cassville-White Road
Cartersville, GA 30121
(TCA Site No. 146)

EXHIBIT A-42

Legal Description

All that tract or parcel of land lying and being in Land Lot 190 of the 5th District, 3rd Section, Bartow County, Georgia, being more particularly described as follows:

BEGINNING at a 5/8 inch rebar set at the intersection of the north right of way of Casseville-White Road (150 foot right of way) and the westerly right of way of Five Forks Road (variable right of way); thence along a curve to the left having  radius of 2944.79 feet and an arc length of 290.99 feet, being subtended by a chord of north 86 degrees 11 minutes 58 seconds west along the right of way of Cassville-White Road (150 foot right of way) for a distance of 290.87 feet to a point; run thence north 88 degrees 55 minutes 19 seconds west continuing along said right of way, for a distance of 201.94 feet to a ½ inch rebar set; thence leaving said right of way north 00 degrees 50 minutes 56 seconds east along the right of way of proposed Kent Road (60 foot right of way), for a distance of 53.15 feet to a point; thence along a curve to the left having a radius of 134.50 feet and an arc length of 105.63 feet, being subtended by a chord of north 21 degrees 39 minutes 01 seconds west along said right of way for a distance of 102.94 feet to a point; thence north 44 degrees 08 minutes 57 seconds west along said right of way, for a distance of 518.25 feet to a point; thence north 32 degrees 53 minutes 34 seconds west along said right of way, for a distance of 259.03 feet to a ½ inch rebar set; thence north 02 degrees 11 minutes 01 seconds east for a distance of 705.60 feet to a ½ inch rebar found; thence south 56 degrees 00 minutes 00 seconds east a distance of 154.04 feet to a point; thence south 84 degrees 00 minutes 00 seconds east a distance of 131.28 feet to a point; thence south 70 degrees 00 minutes 00 seconds east a distance of 106.56 feet to a point; thence south 74 degrees 29 minutes 00 seconds east a distance of 110.27 feet to a ½ inch rebar set; thence south 33 degrees 08 minutes 04 seconds east a distance of 694.53 feet to a ½ inch rebar set; thence north 90 degrees 00 minutes 00 seconds east a distance of 216.21 feet to ½ inch rebar set on the westerly right of way of Five Forks Road (variable right of way); thence south 07 degrees 57 minutes 35 seconds east along said right of way for a distance of 70.99 feet to a point; thence south 06 degrees 35 minutes 37 seconds east along said right of way for a distance of 112.63 feet to a point; thence south 04 degrees 45 minutes 39 seconds east along said right of way for a distance of 106.82 feet to a point; thence south 02 degrees 44 minutes 29 seconds east along said right of way for a distance of 79.11 feet to a ½ inch rebar set; thence north 88 degrees 32 minutes 07 seconds west along said right of way for a distance of 44.89 feet to a ½ inch rebar set; thence south 01 degrees 21 minutes 14 seconds west along said right of way for a distance of 200.01 feet to a ½ inch rebar set; thence south 15 degrees 12 minutes 09 seconds west along said right of way for a distance of 112.61 feet to a ½ inch rebar and the POINT OF BEGINNING.  Containing 21.442 acres.

LESS AND EXCEPT All that tract or parcel of land lying and being in Land Lot 190 of the 5th District, 3rd Section, Bartow County, Georgia as conveyed by virtue of that certain Limited

Exhibit A-42

Warranty Deed recorded on February 27, 1998 at Deed Book 1097, Page 126 and being more particularly described as follows:

Commence at a 5/8 inch rebar located at the intersection of the North Right-of-Way of Cassville-White Road and the Westerly Right-of-Way of Five Forks Road; thence along a curve to the left having a radius of 2944.79 feet and an arc length of 290.99 feet, being subtended by a chord of North 86 degrees 11 minutes 58 seconds West along the Right-of-Way of Cassville-White Road, for a distance of 290.87 feet to a 5/8 inch rebar; thence North 88 degrees 55 minutes 19 seconds West continuing along said Right-of-Way, for a distance of 201.94 feet to an iron pin set and the TRUE POINT OF BEGINNING, thence North 88 degrees 55 minutes 19 seconds West, for a distance of 107.07 feet to an ½ inch rebar found; thence North 02 degrees 09 minutes 10 seconds East, for a distance of 210.77 feet to an iron pin set; thence South 44 degrees 06 minutes 57 seconds East, for a distance of 88.94 feet to an iron pin set; thence along a curve to the right having a radius of 134.50 feet and an arc length of 105.63 feet, being subtended by a chord of South 21 degrees 39 minutes 01 second East, for a distance of 102.94 feet to a point; thence South 00 degrees 50 minutes 56 seconds West, for a distance of 53.15 feet to an iron pin at the TRUE POINT OF BEGINNING.

Access Rights in Book 1104, Page 583.

Exhibit A-42